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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported):
                        March 21, 2001 (March 14, 2001)


                             UNITED TELEVISION, INC.
                             -----------------------
             (Exact name of registrant as specified in its charter)


           DELAWARE                        1-8411                41-0778377
           --------                        ------                ----------
(State or other jurisdiction of         (Commission             (IRS Employer
        incorporation)                  File Number)         Identification No.)


132 SOUTH RODEO DRIVE, 4TH FLOOR
  BEVERLY HILLS, CALIFORNIA                          90212
--------------------------------                   ----------
(Address of principal executive offices)           (Zip Code)


       Registrant's telephone number, including area code: (310) 281-4844
                                                           --------------

                                       N/A
        --------------------------------------------------------------
         (Former name or former address, if changed since last report)
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ITEM 5. OTHER EVENTS.

1. Reference is made to the joint press release dated March 21, 2001, incorporated herein by reference and included as an exhibit hereto.



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c) Exhibit.

             99.1 Joint Press Release issued by The News Corporation Limited, Chris-Craft Industries, Inc., BHC Communications, Inc. and United Television, Inc. on March 21, 2001.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              UNITED TELEVISION, INC.



Date: March 21, 2001          By: /s/ Garth S. Lindsey
                                  ---------------------------------------------
                                  Name:  Garth S. Lindsey
                                  Title: Executive Vice President and Chief
                                         Financial Officer (Principal Financial
                                         and Accounting Officer)
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                                  EXHIBIT INDEX


Exhibit No.                Exhibit
-----------                -------
   99.1                    Joint Press Release issued by The News Corporation
                           Limited, Chris-Craft Industries, Inc., BHC
                           Communications, Inc. and United Television, Inc. on
                           March 21, 2001.